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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             NYMEX HOLDINGS, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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                                  VOTE: SAITTA

HE SUPPORTS:

- Open Outcry

- Member Benefits

- Self-Regulation

- Trading Community

- Selective Corporate Expansion and Profitability

- Enhanced Board Communication with Members



I Richard Saitta am the beneficial owner of 1 share of common stock of NYMEX Holdings, Inc. and 1 Class A membership in New York Mercantile Exchange, Inc.

A Proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.